Information is as of June 30, 2015, except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Supplemental
Financial
Information
Package
–
Q2
2015
August 6, 2015
Exhibit 99.2

Forward Looking Statements and Other Disclosures

Certain statements contained in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended, and Apollo Residential Mortgage, Inc. (“AMTG” or the “Company”) claims the protections of the safe harbor for forward looking statements contained in such sections. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-
looking statements include information about possible or assumed future results of Apollo Residential Mortgage, Inc.’s the Company’s business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may”, or similar expressions are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: market trends in the Company’s industry, interest rates, real estate values, the debt securities markets, the U.S. housing market or the general economy or the demand for residential mortgage loans; the Company’s business and investment strategy; the Company’s operating results and potential asset performance; availability of opportunities to acquire Agency RMBS, non-Agency RMBS, residential mortgage loans and other residential mortgage assets or other real estate related assets; changes in the prepayment rates on the mortgage loans securing the Company’s RMBS; management’s assumptions regarding default rates on the mortgage loans securing the Company’s non-
Agency RMBS; the Company’s ability to borrow to finance its assets and the terms, including the cost, maturity and other terms, of any such borrowing; the Company’s estimates regarding taxable income, the actual amount of which is dependent on a number of factors, including, but not limited to, changes in the amount of interest income and financing costs, the method elected by the Company to accrete the market discount on non-Agency RMBS, realized losses and changes in the composition of the Company’s Agency RMBS and non-Agency RMBS portfolios that may occur during the applicable tax period, including gain or loss on any RMBS disposals; expected leverage; general volatility of the securities markets in which the Company participates; the Company’s expected portfolio and scope of the Company’s target assets; the Company’s expected investment and underwriting process; interest rate mismatches between the Company’s target assets and any borrowings used to fund such assets; changes in interest rates and the market value of the Company’s target assets; rates of default or decreased recovery rates on the Company’s assets; the degree to which the Company’s hedging strategies may or may not protect the Company from interest rate volatility and the effects of hedging instruments on the Company’s assets; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters affecting the Company’s business; the timing and amount of distributions to stockholders, which are declared and paid at the discretion of the Company’s board of directors and will depend on, among other things, the Company’s taxable income, the Company’s financial results and overall financial condition and liquidity;
maintenance of the Company’s  qualification as a real estate investment trust for U.S. Federal income tax purposes and such other factors as the Company’s board of directors deems relevant; the
Company’s ability to maintain its exclusion from registration as an investment company under the Investment Company Act of 1940, as amended; availability of qualified personnel through ARM
Manager, LLC; and the Company’s understanding of its competition.
The forward-looking statements are based on management’s beliefs, assumptions and expectations of AMTG’s future performance, taking into account all information currently available to management. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to AMTG. Some of these factors are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 and the Company’s other filings with the Securities and
Exchange Commission (“SEC”). These and other risks, uncertainties and factors, including those  described in the Company’s annual, quarterly and current  reports filed with the SEC, could cause the
Company’s actual results to differ materially from those included in any forward-looking statements the Company makes.  All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect AMTG. Except as required by law, AMTG is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation contains information regarding the Company’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Operating Earnings and Operating Earnings per share.  Please refer to page 3 for a definition of “Operating Earnings” and the reconciliation of  “Operating Earnings” to the applicable GAAP financial measure set forth on pages 16 and 17.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.  AMTG makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information.
Past performance is not indicative nor a guarantee of future returns.
Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities).  Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling.  No such index is indicative of the future results of any investment by AMTG.

August 6, 2015
Michael A. Commaroto
Chief Executive Officer
Teresa D. Covello
Chief Financial Officer
Keith Rosenbloom
Agency Portfolio Manager
Paul Mangione
Non-Agency Portfolio Manager
Hilary Ginsberg
Investor Relations Manager
AMTG Q2 2015 Earnings Call

Second Quarter 2015 Summary Highlights
Reported Operating Earnings of $18.0 million, or $0.56 per share of common stock for the second quarter of
2015
(1)
Declared a $0.48 per share of common stock quarterly dividend for stockholders of record as of June 30, 2015
Book value per share of common stock of $18.31 at June 30, 2015
Residential Mortgage Backed Securities (“RMBS”) portfolio totaled $3.4 billion at June 30, 2015
RMBS, securitized mortgage loan portfolio and other credit investments had a 2.94% effective net interest spread
and
a
16.98%
effective
levered
asset
yield
at
June
30,
2015
(2)
Had $20.5 million of advances outstanding on a warehouse line receivable, held $18.0 million of legal title to real estate subject to bond-for-title contracts (“BFT Contracts”) and $5.7 million of mortgage loans under Seller
Financing
Program
(3)
at
June
30,
2015
Increased net position in Agency risk sharing securities and small-balance commercial mortgage backed securities
(“SBC-MBS”) by $33.8 million and $19.0 million, respectively
(1) Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and
Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see pages 16 & 17  for a reconciliation of Operating Earnings and Operating Earnings per share of common stock to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per share of common stock. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2) Effective net interest spread and effective levered asset yield are non-GAAP financial measures, which include the cost of the Company’s Swaps as a component of its interest expense.  Please see page 7.
(3) The “Seller Financing Program” refers to the  initiative whereby the Company provides funding through a warehouse line to a third-party to finance the acquisition and improvement of single-family homes.  Once the homes are improved, they are marketed for sale, with the seller providing financing to the buyer in the form of a mortgage loan or a BFT Contract.  The mortgage loans and BFT Contracts may be purchased by the Company or by an unrelated third party from the counterparty, at which time the associated balance on the warehouse
line is repaid.

Financial Summary

(1)
Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see pages 16 & 17 for a reconciliation of Operating Earnings and Operating Earnings per share of common stock to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per share of common stock. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2)
Annualized Return on Average Assets is calculated as annualized Operating Earning plus preferred dividend requirement for the period, as a percentage of average interest earning assets, excluding cash.
(3)
Annualized Return on Average Equity is calculated as annualized Operating Earnings plus preferred dividend requirement for the period, as a percentage of average equity over the period.
($ amounts in thousands except per share data)
June 30, 2015
March 31, 2015
June 30, 2014
June 30, 2015
June 30, 2014
Interest Income
$41,618
$39,295
$38,141
$80,913
$76,321
Interest Expense
(8,234)
(7,831)
(7,510)
(16,065)
(14,778)
Net Interest Income
$33,384
$31,464
$30,631
$64,848
$61,543
Operating Earnings
(1)
$17,992
$16,303
$16,521
$34,318
$33,593
Weighted
Average
Shares
of
Common
Stock
Outstanding
Basic
32,048
32,046
32,020
32,047
32,018
Operating Earnings per Share of Common Stock
(1)
$0.56
$0.51
$0.52
$1.07
$1.05
Average Leverage Multiple (Debt / Equity)
4.12x
4.09x
3.72x
4.10x
3.75x
Annualized Return on Average Assets
(2)
2.3%
2.1%
2.3%
2.2%
2.3%
Annualized Return on Average Equity
(3)
10.9%
9.9%
10.2%
10.4%
10.5%
Three Months Ended
Six Months Ended

Financial Summary
Operating
Earnings
per
Share
of
Common
Stock
(1)
Dividends per Share of Common Stock
Book Value per Share of Common Stock
(1)
Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see pages 16 & 17 for a reconciliation of Operating Earnings and Operating Earnings per share of common stock to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per share of common stock. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
$0.52
$0.51
$0.53
$0.51
$0.56
$0.00
$0.15
$0.30
$0.45
$0.60
$0.75
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
$0.42
$0.44
$0.45
$0.48
$0.48
$0.36
$0.38
$0.40
$0.42
$0.44
$0.46
$0.48
$0.50
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
$19.49
$19.27
$19.12
$19.21
$18.31
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015

Book Value Roll Forward

Book Value - March 31, 2015
19.21
$
  Common stock dividend declared
(0.48)

  Operating Earnings, net of preferred dividend
0.56

Non-Operating Items Impacting Net Income:
  Changes in unrealized gain/(loss) on Agency RMBS, net
(0.92)

  Realized gain/(loss) on sales of Agency RMBS, net
(0.13)

  Changes in unrealized gain/(loss) on derivatives, net
0.73

  Realized loss on expirations of Swaptions
(0.19)

  Realized loss on TBA Contract terminations, net
-

  Changes in unrealized gain/(loss) on non-Agency RMBS, net
(0.37)

  Changes in unrealized gain/(loss) on securitized mortgage loans, net
(0.06)

  Changes in unrealized gain/(loss) on derivatives, net
0.02

  Realized (loss) on sales of non-Agency RMBS, net
(0.01)

  Other credit, net
(0.05)

Book Value - June 30, 2015
18.31
$

Portfolio Summary and Net Interest Spread

Allocation
of
Portfolio
Equity
at
June
30,
2015
(1)
Effective Net Interest Spread at  June 30, 2015
(2)
(1)
Percentages reflect amount of equity allocated to Agency RMBS, non-Agency RMBS and other credit investments and securitized mortgage loans, net of associated assets and liabilities, including the fair value of interest rate derivatives. Cash and other net, represents cash and other
assets and liabilities not specifically allocable to Agency RMBS, non-Agency RMBS and other credit investments or securitized mortgage loans.
(2)
Effective net interest spread and effective levered asset yield are non-GAAP financial measures, which include the cost of the Company’s Swaps as a component of its interest expense, as presented.
(3)
Debt/Equity multiples for each asset class are adjusted to reflect cash held to meet margin calls and certain other assets and liabilities specifically allocable to Agency RMBS, non-Agency RMBS  and other credit investments or securitized mortgage loans.
(4)
Reflects legal title to real estate subject to BFT Contracts at June 30, 2015, which had an aggregate principal balance of $18,186 with a weighted average interest rate of 8.35%.
(5)
Net of $226 of accumulated depreciation.
Other Investments at June 30, 2015
($ in thousands)
Amortized Cost
Warehouse line receivable
20,464
$
Real estate subject to BFT Contracts, net of accumulated depreciation
(4)(5)
17,960

Mortgage loans purchased through Seller Financing Program
5,665

Total Other Investments
44,089
$
Agency
RMBS
Non-Agency
RMBS and
Other
Credit
Investments
Securitized
Mortgage
Loans
Weighted
Average
Asset Yield
2.96%
6.33%
9.04%
4.60%
Interest Expense
0.38%
1.82%
2.86%
1.02%
Cost of Swaps
1.01%
-
1.58%
0.64%
Effective Net Interest Spread
1.57%
4.51%
4.60%
2.94%
Debt / Equity
(3)
9.39x
2.97x
1.96x
4.21x
Effective Levered Asset Yield
(2)
17.70%
19.72%
18.06%
16.98%
Securitized
Mortgage Loans
8%
Agency RMBS
26%
Cash and Other,
net
12%
Non-Agency
RMBS and
Other Credit
Investments
54%

Agency RMBS Portfolio at June 30, 2015

Agency RMBS Portfolio Overview
Constant Prepayment Rates (“CPR”)
(1)
Other includes Agency interest only securities (“Agency IO”) and Agency inverse IO securities (“Agency Inverse IO”).
7.1%
6.7%
4.9%
4.9%
6.7%
8.0%
6.8%
6.0%
8.6%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
Q2 2013Q3 2013Q4 2013Q1 2014Q2 2014Q3 2014Q4 2014Q1 2015Q2 2015
Total Agency Portfolio average one month CPR
Short Reset ARMs
12%
HARP / MHA  /
High LTV 30 Year
Pass-Throughs
4%
Loan Balance 30
Year Pass-Throughs
59%
New
Production
30-
Year Pass-Throughs
3%
Low Credit 30-Year
Pass-Throughs
18%
Other(1)
4%
($ in thousands)
Estimated Fair
Value
Q2 2015 CPR
Agency Pass-Throughs
1,970,714
$
8.4%
Agency  IO and Agency Inverse  IO
74,839
14.6%
Total
2,045,553
$
8.6%

Agency RMBS Portfolio at June 30, 2015

Agency RMBS Portfolio Composition Summary
(1)
Amortized cost is reduced by unrealized losses that are classified as other-than-temporary impairments.
(2)
Estimated weighted average yield at the date presented incorporates prepayment assumptions and forward interest rate assumptions on Agency RMBS.
($ in thousands)
Principal Balance
Premium
Amortized Cost
(1)
Estimated Fair
Value
Weighted
Average
Coupon
Estimated
Weighted
Average
Yield
(2)
Agency pass-through RMBS
30-Year Mortgages
   ARM-RMBS
242,852
$
17,082
$
259,934
$
258,956
$
2.32%
1.32%
   3.5% coupon
535,705

26,431

562,136

552,325

3.50%
2.79%
   4.0% coupon
1,091,238

70,120

1,161,358

1,159,433

4.00%
3.02%
1,869,795

113,633

1,983,428

1,970,714

3.64%
2.74%
Agency IO
(3)
-

-

55,388

57,218

2.34%
7.63%
Agency Inverse IO
(3)
-

-

17,610

17,621

6.65%
13.63%
Total Agency RMBS
1,869,795
$
113,633
$
2,056,426
$
2,045,553
$
3.46%
2.96%
(3)
Agency IO and Agency Inverse IO are interest only and inverse IO securities, respectively, that receive some or all of the interest payments, but no principal payments, made on a related series of Agency RMBS, based on a notional principal
balance.   The notional principal balance is used solely to determine interest distributions on interest-only classes of securities.  At June 30, 2015, the Company’s investments in Agency IOs had a notional balance of $535,261 and the Company’s investments in Agency Inverse IOs had a notional balance of $85,217.

Non-Agency RMBS Portfolio at June 30, 2015
Non-Agency RMBS Portfolio Overview
(1)
Non-Agency RMBS Portfolio Vintage
(1)
Non-Agency RMBS Cash-Flow Profile
(1)
(1)
Includes $59 million of small balance commercial mortgage backed securities and $91 million of Agency risk sharing securities.
10
Subprime
65%
Agency Risk
Sharing
6%
Pay-Option
ARM
14%
Small-Balance
Commercial
4%
Alt-A
11%
4%
2003
5%
2004
21%
2005
28%
2006
19%
2007
6%
2013
1%
2014
10%
2015
6%
Current-Pay
63%
Locked-Out
37%
1998-2002

Non-Agency RMBS Portfolio at June 30, 2015
(1)  Credit enhancement is expressed as a percentage of all outstanding mortgage loan collateral.  The Company's non-Agency RMBS may incur losses if credit enhancement is reduced to zero.
(2)  CRR represents conditional repayment rate.  Information is based on loans for individual groups owned by the Company.  Amounts presented reflect the weighted average monthly performance for the three months ended June 30, 2015.
11
June 30, 2015
Portfolio Characteristics
Estimated Fair Value ($ in thousands)
$1,378,265
Amortized Cost to Par Value
83.5%
Net Weighted Average Security Coupon
1.5%
Collateral Attributes
Weighted Average Loan Age (months)
121
Weighted Average Original Loan-to-Value
81.2%
Weighted Average Original FICO Credit Score
637
Current Performance
60+ Day Delinquencies
30.9%
Average Credit Enhancement
(1)
29.7%
3 Month CRR
(2)
3.4%

Financing and Derivative Instruments Overview

($ in thousands)
Weighted
Weighted
Average
Average
Weighted
Months Until
Swap
Average
Fixed Pay Rate for
Option
Notional
Terms
Fixed-Pay
Underlying Swap
Fair Value
Expiration
Amount
(Years)
Rate
2.34 -
2.75%
678
$
6.7
100,000
$
5.0
2.34%
2.76 -
3.00%
6,093
7.3
425,000
10.0
2.93%
3.01 -
3.25%
1,714
11.4
125,000
10.0
3.24%
3.26 -
3.50%
604
4.3
265,000
10.0
3.31%
3.51 -
3.68%
-
0.2
150,000
10.0
3.64%
9,089
$
6.0
1,065,000
$
9.5
3.11%
Option
Underlying Swap
($ in thousands)
Notional
Amount
Estimated
Fair Value
Swaps -
assets
957,000
$
8,528
$
Swaptions -
assets
1,065,000
9,089
Swaps -
(liabilities)
730,000
(8,641)
Short TBA Contracts -
(liabilities)
200,000
(95)
Total Derivative Instruments
2,952,000
$
8,881
$
($ in thousands)
Balance
Weighted
Average
Borrowing
Rate
Weighted
Average
Remaining
Maturity
(days)
Securities Financed:
Agency RMBS
1,868,994
$
0.38%
21
Non-Agency RMBS
(1)
1,189,357
1.88%
162
Other investment securities
119,328
1.76%
173
Total Borrowings
3,177,679
$
1.00%
79
($ in thousands)
Term to Maturity
Notional
Amount
Weighted
Average
Fixed Pay
Rate
Weighted
Average
Maturity
(Years)
More than 1 year up to and including 3 years
1,109,000
$
1.06%
2.0
More than 3 years up to and including 5 years
14,000
1.51%
4.7
Greater than 5 years
564,000
2.15%
7.5
Total
1,687,000
$
1.43%
3.9
Borrowings at June 30, 2015
Derivative Instruments at June 30, 2015
Swaps Overview at June 30, 2015
Swaptions
Overview at June 30, 2015
(1)
Includes $93,602 of repurchase borrowings collateralized by non-Agency RMBS of $128,933 that were eliminated from the Company’s consolidated balance sheet in consolidation with the variable interest entity associated with our securitization transaction.

13 Financials

Balance Sheet
(in thousands—except share and per share data)
June 30, 2015
December 31, 2014
Assets:
(unaudited)
Cash and cash equivalents
113,350
$
114,443
$
Restricted cash
77,116

69,006

RMBS, at fair value ($3,192,641 and $3,583,853 pledged as collateral, respectively)
3,423,818

3,755,632

Securitized mortgage loans transferred to consolidated VIEs at fair value
178,904

104,438

Other investment securities, at fair value ($149,801 and $34,228 pledged as collateral, respectively)
149,801

34,228

Other investments
44,089

40,561

Mortgage loans, at fair value ($0 and $13,602 pledged as collateral, respectively)
-

14,120

Investment related receivable ($131,407 and $168,705 pledged as collateral, respectively)
136,128

191,455

Interest receivable
10,389

10,455

Derivative instruments, at fair value
17,617

11,642

Other assets
1,370

2,073

Total Assets
4,152,582
$
4,348,053
$
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements
3,177,679
$
3,402,327
$
Non-recourse securitized debt, at fair value
25,893

34,176

Investment related payable
134,891

76,105

Obligation to return cash held as collateral
11,366

2,546

Accrued interest payable
8,551

13,026

Derivative instruments, at fair value
8,736

8,949

Payable to related party
4,600

4,968

Dividends and dividend equivalents payable
19,192

18,305

Accounts payable, accrued expenses and other liabilities
1,549

1,699

Total Liabilities
3,392,457
$
3,562,101
$
Stockholders' Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized, 6,900,000 shares issued and outstanding
($172,500 aggregate liquidation preference)
69
$
69
$
Common stock, $0.01 par value, 450,000,000 shares authorized, 32,100,609 and 32,088,045  shares issued and outstanding
321

321

Additional paid-in-capital
794,045

793,274

Accumulated deficit
(34,310)

(7,712)

Total Stockholders' Equity
760,125
$
785,952
$
Total Liabilities and Stockholders' Equity
4,152,582
$
4,348,053
$

Income Statement

(in thousands—except per share data)
2015
2014
2015
2014
Interest Income:
RMBS
35,818
$
35,991
$
71,432
$
71,816
$
Securitized mortgage loans
3,623
1,927
5,790
4,173
Other
2,177
223
3,691
332
Total Interest Income
41,618
38,141
80,913
76,321
Interest Expense:
Repurchase agreements
(7,901)
(7,078)
(15,366)
(13,904)
Securitized debt
(333)
(432)
(699)
(874)
Total Interest Expense
(8,234)
(7,510)
(16,065)
(14,778)
Net Interest Income
33,384
$
30,631
$
64,848
$
61,543
$
Other Income/(Loss), net:
Realized gain/(loss) on sale of RMBS, net
(4,530)
$
(7,072)
$
4,008
$
(18,882)
$
Realized gain on sale of other investment securities, net
102
-
102
-
Unrealized gain/(loss) on RMBS, net
(41,354)
51,590
(29,149)
102,237
Unrealized gain/(loss) on securitized debt
1,001
(364)
1,014
(354)
Unrealized gain on securitized mortgage loans, net
(1,896)
2,042
466
3,096
Unrealized gain/(loss) on other investment securities
(2,649)
54
(2,678)
176
Realized and unrealized gain/(losses) on derivative instruments, net
12,463
(27,133)
(14,058)
(64,323)
Other, net
(3)
(49)
9
(31)
Other Income/(Loss), net
(36,866)
$
19,068
$
(40,286)
$
21,919
$
Operating Expenses:
General and administrative (includes ($304), ($408), ($797) and
($867) of non-cash stock based compensation, respectively)
(3,655)
$
(2,921)
$
(7,505)
$
(6,016)
$
Management fee -
related party
(2,895)
(2,774)
(5,682)
(5,560)
Total Operating Expenses
(6,550)
$
(5,695)
$
(13,187)
$
(11,576)
$
Net Income/(Loss)
(10,032)
$
44,004
$
11,375
$
71,886
$
Preferred Stock Dividends Declared
(3,450)
(3,450)
(6,900)
(6,900)
Net Income/(Loss) Allocable to Common Stock and
Participating Securities
(13,482)
$
40,554
$
4,475
$
64,986
$
Earnings/(Loss) per Share of Common Stock -
Basic and Diluted
(0.43)
$
1.26
$
0.13
$
2.02
$
Dividends Declared per Share of Common Stock
0.48
$
0.42
$
0.96
$
0.82
$
(Unaudited)
(Unaudited)
Three Months Ended
June 30,
Six Months Ended
June 30,

Reconciliation of Operating Earnings
(1)
(1)
Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per hare of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2)
Reflects per share amount for each component presented.
(in thousands—except share and per share data)
June 30, 2015
Per Share
Amount
(2)
June 30, 2014
Per Share
Amount
(2)
Operating Earnings:
Net income/(loss) allocable to common stockholders
(13,635)
$
(0.43)
$
40,291
$
1.26
$
Adjustments:
Realized loss on sale of RMBS, net
4,530

0.14

7,072

0.22

Realized (gain) on sale of other investment securities, net
(102)

-

-

-

Unrealized (gain)/loss on RMBS, net
41,354

1.29

(51,590)

(1.61)

Unrealized (gain)/loss on derivative instruments, net
(23,553)

(0.73)

14,467

0.45

Other unrealized (gain)/loss, net
3,544

0.11

(1,732)

(0.05)

Non-cash stock-based compensation expense
304

0.01

408

0.01

Realized loss on Swap and Swaption terminations, net
6,170

0.19

7,585

0.24

Tax amortization of (loss) on Swaption terminations and
expirations, net
(620)

(0.02)

(48)

-

Other
-

-

68

-

Total adjustments to arrive at operating earnings:
31,627

0.99

(23,770)

(0.74)

Operating Earnings
17,992
$
0.56
$
16,521
$
0.52
$
Weighted average shares of common stock
32,048

32,020

Three Months Ended
Three Months Ended

Reconciliation of Operating Earnings
(1)
(1)
Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per hare of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2)
Reflects per share amount for each component presented.
(in thousands—except share and per share data)
June 30, 2015
Per Share
Amount
(2)
June 30, 2014
Per Share
Amount
(2)
Operating Earnings:
Net income allocable to common stockholders
4,168
$
0.13
$
64,570
$
2.02
$
Adjustments:
Realized (gain)/loss on sale of RMBS, net
(4,008)

(0.13)

18,882

0.59

Realized (gain) on sale of other investment securities, net
(102)

-

-

-

Unrealized (gain)/loss on RMBS, net
29,149

0.91

(102,237)

(3.19)

Unrealized (gain)/loss on derivative instruments, net
(7,835)

(0.24)

33,185

1.04

Other unrealized (gain)/loss, net
1,198

0.04

(2,918)

(0.10)

Non-cash stock-based compensation expense
797

0.02

867

0.03

Realized loss on Swap and Swaption terminations, net
10,032

0.31

14,112

0.44

Realized loss on TBA Contracts
1,977

0.06

7,156

0.22

Tax amortization of (loss) on Swaption terminations and
expirations, net
(1,058)

(0.03)

(92)

-

Other
-

-

68

-

Total adjustments to arrive at operating earnings:
30,150

0.94

(30,977)

(0.97)

Operating Earnings
34,318
$
1.07
$
33,593
$
1.05
$
Weighted average shares of common stock
32,047

32,018

Six Months Ended
Six Months Ended

18 Contact Information Hilary Ginsberg Investor Relations Manager 212-822-0767